Exhibit 10.1
FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 8, 2022, is among: Rattler Midstream LP, a Delaware limited partnership (the “Parent”); Rattler Midstream Operating LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (together with the Parent, the “Guarantors”); each of the Lenders (as such term is defined in the Credit Agreement referred to below) party hereto; and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.    The Parent, the Borrower, the Administrative Agent, and the Lenders are parties to that certain Credit Agreement, dated as of May 28, 2019 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower has advised the Administrative Agent and the Lenders that Borrower intends to amend and restate the limited liability company agreement (as so amended and restated, the “Rattler WTG A&R LLCA”) of Rattler WTG LLC (“Rattler WTG”), a Guarantor and Restricted Subsidiary under the Credit Agreement to, among other things, permit the issuance of “Incentive Units” (as defined in the Rattler WTG A&R LLCA) by Rattler WTG to certain persons who are or were employees, service providers or members of the board of WTG Midstream LLC, a Delaware limited liability company, the issuance of which would otherwise be prohibited by Section 9.14 of the Credit Agreement unless the parties enter into this Amendment.

C.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement. In reliance on the representations, warranties, covenants, and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended, effective as of the Amendment Effective Date (as defined below), as follows:

2.1    Amendments to Section 1.02.

(a)    The following definitions are hereby amended and restated in their entirety to read as follows:

“EBITDA” means, for any period, (a) the sum (without duplication) of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: (i) interest, (ii) income taxes, (iii) depreciation, (iv) amortization, (v) all noncash charges, including expenses relating to stock based compensation and hedging, and (vi) any reasonable expenses and charges (up to an aggregate of $10,000,000 during any calendar year), related to any Investment, acquisition, disposition, offering of Equity Interests, recapitalization, or issuance or incurrence of Debt not prohibited hereunder (in each case, whether or not successful), plus (b) all Material Project Add-Backs applicable to such period, minus (c) all noncash income added to Consolidated Net Income in such period minus (d) solely in the case of Rattler WTG, the amount of all cash distributions made in such period to holders of “Incentive Units” (as defined in the Rattler WTG A&R LLCA) if and to the extent the amounts of such distributions were not otherwise deducted from or excluded in the calculation of Consolidated Net Income; provided that the aggregate amount of Material Project Add-Backs shall not exceed twenty percent (20%) of Unadjusted EBITDA for such period. For the purposes of calculating EBITDA for any Rolling Period for any determination of the Consolidated Total Leverage Ratio or the Consolidated Senior Secured Leverage Ratio, if at any time during such Rolling Period any Credit Party shall have made any Material Disposition or Material Acquisition, the EBITDA for such Rolling Period shall be calculated after giving pro forma effect thereto as if such Material Disposition or Material Acquisition had occurred on the first day of such Rolling Period, such pro forma adjustments to be acceptable to Administrative Agent and the Borrower. Notwithstanding anything to the contrary contained herein, (x) for any calculation of EBITDA on or after the Effective Date through but not including the date on which financial statements for the fiscal quarter ending June 30, 2019 are delivered pursuant to Section 8.01(b), EBITDA shall be deemed to be $240,000,000, and (y) for any calculation of EBITDA (other than for purposes of Section 9.01) following the date on which financial statements for the fiscal quarter ending June 30, 2019 are delivered pursuant to Section 8.01(b) and prior to the date on which financial statements for the fiscal quarter ending September 30, 2019 are delivered pursuant to Section 8.01(b), EBITDA shall be deemed to be actual EBITDA for the two fiscal quarter period ending on June 30, 2019 multiplied by two.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, and the Security Instruments.

“Unrestricted Subsidiary” means any Subsidiary of the Parent (a) designated as such on Schedule 7.14 on the Fourth Amendment Effective Date (as updated with any written disclosures provided in writing to the Administrative Agent in accordance with and subject to the terms hereof, including, as applicable, Section 9.17), (b) that the Parent or the Borrower has designated in writing to the Administrative Agent to be an Unrestricted Subsidiary pursuant to Section 9.17, or (c) that is a Subsidiary of an Unrestricted Subsidiary; provided, however, that neither the Borrower nor Intermediate Holdings may be designated as or be an Unrestricted Subsidiary.

(b)    The following definitions are hereby added where alphabetically appropriate to read as follows:

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement, dated as of the Fourth Amendment Effective Date, by and among the Parent, the Borrower, the other Guarantors party thereto, the Administrative Agent, and the Lenders party thereto.

“Fourth Amendment Effective Date” means June 8, 2022.

“Rattler WTG” means Rattler WTG LLC, a Delaware limited liability company.

“Rattler WTG A&R LLCA” has the meaning ascribed to it in the Fourth Amendment.

2.2    Amendment to Section 9.04(a)(vii). Section 9.04(a)(vii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(vii) the Parent and the Restricted Subsidiaries may declare and make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans (including as set forth in the Rattler WTG A&R LLCA) for past, present and future management, employees, directors, consultants and service providers of the Parent or any Subsidiary and, in the case of Rattler WTG, for past, present and future management, employees, directors, consultants and service providers of WTG Midstream LLC, a Delaware limited liability company;

2.3    Amendment to Section 9.14.    Section 9.14 of the Credit Agreement is hereby amended by amending and restating the second to last sentence in its entirety to read as follows:

The Parent and the Borrower will not permit any Equity Interests of any Restricted Subsidiary (other than the Borrower, Intermediate Holdings and Rattler WTG) to be directly owned by any Person other than the Borrower or a Restricted Subsidiary that is a Guarantor.

2.4    Amendment to Section 9.18.    Section 9.18 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 9.18 Changes to Organizational Documents and Material Contracts. The Parent and the Borrower shall not, and shall not permit any other Credit Party to, (a) amend, supplement or otherwise modify (or permit to be amended, supplemented or modified) its certificate of formation, limited liability company agreement, limited partnership agreement (including, without limitation, the Parent Partnership Agreement), articles of incorporation, bylaws, any preferred stock designation or any other organic document of such Person in any manner that would be adverse to the Lenders in any material respect (provided that (x) any amendment, supplement or other modification to the conflicts rules and procedures or other provisions governing transactions with Affiliates thereunder shall be deemed to be material if adverse to the Lenders in any respect, (y) the amendment and restatement of the Rattler WTG limited liability company agreement on the Fourth Amendment Effective Date shall be deemed not to be adverse to the Lenders in any material respect, and (z) any amendment to the Rattler WTG A&R LLCA after the Fourth Amendment Effective Date that increases the rights of holders of the “Incentive Units” (as defined in the Rattler WTG A&R LLCA) with respect to management of Rattler WTG shall be deemed adverse to the Lenders in a material respect unless consented to by the Administrative Agent) or (b) amend, supplement or otherwise modify (or permit to be amended, supplemented or modified) any Material Contract in any manner that would be adverse to the Lenders in any material respect.

2.5    Amendment to Schedule 7.14. Schedule 7.14 of the Credit Agreement is hereby amended and restated in its entirety to read as set forth in the attached Schedule 7.14.

Section 3. Conditions Precedent. This Amendment shall become effective on the date (such date, the “Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

3.1    The Administrative Agent shall have received from Lenders constituting Majority Lenders, the Guarantors, and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

3.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.3    The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower attaching the duly executed and effective Rattler WTG A&R LLCA, which shall be certified thereby as being true and complete as of the date of such certificate.

3.4    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1    Confirmation. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect following the effectiveness of this Amendment.

4.2    Ratification and Affirmation; Representations and Warranties. Each of the Guarantors and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:

(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date;

(ii)    no Default or Event of Default has occurred and is continuing; and

(iii)    no event or events have occurred that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

4.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

4.4    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6    Payment of Expenses. To the extent required pursuant to Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

4.7    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.9    Loan Document. This Amendment is a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	RATTLER MIDSTREAM OPERATING LLC

	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Executive Vice
President, and Assistant Secretary

GUARANTORS:	RATTLER MIDSTREAM LP

	By:	Rattler Midstream GP LLC, its General
Partner

	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Executive Vice
President, and Assistant Secretary

TALL CITY TOWERS LLC

	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Executive Vice
President, and Assistant Secretary

RATTLER OMOG LLC

	By:	Rattler Midstream Operating LLC, its sole
member

	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Executive Vice
President, and Assistant Secretary

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FOURTH AMENDMENT TO CREDIT AGREEMENT

RATTLER AJAX PROCESSING LLC

By:	Rattler Midstream Operating LLC, its sole
member

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Financial Officer, Executive Vice
President, and Assistant Secretary

RATTLER WTG LLC

By:	Rattler Midstream Operating LLC, its sole
member

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Financial Officer, Executive Vice
President, and Assistant Secretary

RATTLER HOLDINGS LLC

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Financial Officer, Executive Vice
President, and Assistant Secretary

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FOURTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT,	WELLS FARGO BANK, NATIONAL
ISSUING BANK AND LENDER:	ASSOCIATION, as Administrative Agent, Issuing
Bank and as a Lender

	By:	/s/ Andrew Ostrov
	Name:	Andrew Ostrov
	Title:	Director

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FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Ronald E. McKAig
	Name:	Ronald E. McKAig
	Title:	Managing Director

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FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH

	By:	/s/ Komal Shah
	Name:	Komal Shah
	Title:	Authorized Signatory

	By:	/s/ Michael Wagner
	Name:	Michael Wagner
	Title:	Authorized Signatory

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FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Umar Hassan
	Name:	Umar Hassan
	Title:	Authorized Officer

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FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	CITIBANK, N.A.

	By:	/s/ Jeff Ard
	Name:	Jeff Ard
	Title:	Vice President

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FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Denise Davis
	Name:	Denise Davis
	Title:	Managing Director

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FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BARCLAYS BANK PLC

	By:	/s/ Warren Veech III
	Name:	Warren Veech III
	Title:	Vice President

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FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Christopher Kuna
	Name:	Christopher Kuna
	Title:	Senior Director

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FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	TRUIST BANK, as a Lender

	By:	/s/ Lincoln LaCour
	Name:	Lincoln LaCour
	Title:	Vice President

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FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	THE BANK OF NOVA SCOTIA, HOUSTON
BRANCH

	By:	/s/ Marc Graham
	Name:	Marc Graham
	Title:	Managing Director

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FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Bruce Hernandez
	Name:	Bruce Hernandez
	Title:	Senior Vice President

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FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	GOLDMANS SACHS BANK USA

	By:	/s/ Dan Martis
	Name:	Dan Martis
	Title:	Authorized Signatory

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FOURTH AMENDMENT TO CREDIT AGREEMENT

Schedule 7.14

SUBSIDIARIES

Subsidiary	Jurisdiction of Organization	Organizational Identification Number	Principal Place of Business and Chief Executive Office	Wholly-Owned Subsidiary	Restricted or Unrestricted
Rattler Midstream Operating LLC	Delaware	5577244	500 West Texas Ave Suite 1200 Midland, Texas 79701	No	Restricted
Tall City Towers LLC	Delaware	6727079	500 West Texas Ave Suite 1200 Midland, Texas 79701	Yes	Restricted
Rattler OMOG LLC	Delaware	7617292	500 West Texas Ave Suite 1200 Midland, Texas 79701	Yes	Restricted
Rattler Ajax Processing LLC	Delaware	7759041	500 West Texas Ave Suite 1200 Midland, Texas 79701	Yes	Restricted
Rattler WTG LLC	Delaware	6259068	500 West Texas Ave Suite 1200 Midland, Texas 79701	No	Restricted
Rattler BANGL LLC	Delaware	6506837	500 West Texas Ave Suite 1200 Midland, Texas 79701	Yes	Unrestricted
Rattler Holdings LLC	Delaware	6475960	500 West Texas Ave Suite 1200 Midland, Texas 79701	Yes	Restricted

If OMOG JV LLC, a Delaware limited liability company (organization identification number 7635076), at any time constitutes a Subsidiary under the Credit Agreement, it is an Unrestricted Subsidiary. Its principal place of business and chief executive office is 500 West Texas Ave, Suite 1200, Midland, Texas 79701.